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PACKAGING MANAGEMENT ASSOCIATES, INC.

MASTER LEASE AGREEMENT                           Master Lease Number:___________

    This MASTER LEASE AGREEMENT made as of NOVEMBER __, 1995, by and between PACKAGING MANAGEMENT ASSOCIATES, INC. ("Lessor") and TEAR DROP PUTTER CORPORATION ("Lessee"),

    WHEREAS, Lessor and Lessee desire to enter into this Master Lease Agreement to enable Lessee to Lease certain equipment from Lessor by the mutual execution of one or more schedules to this agreement, all on the terms and subject to the conditions herein provided;

    NOW, THEREFORE, in consideration of the mutual premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee, intending to be legally bound, hereby agree as follows:

1. LEASE. Lessor leases to Lessee, and Lessee leases from Lessor, the equipment specified in any equipment schedule which shall be executed by Lessor and Lessee on or after the date hereof (hereinafter called an "Equipment Schedule"), (any such equipment being hereinafter called "Equipment" and all of the Equipment taken together being hereinafter collectively called "the Equipment"). All replacements, parts, repairs, additions, accessions and accessories now or hereafter incorporated therein or affixed thereto shall immediately become the property of the Lessor and shall be deemed to be part of the Equipment for all purposes of this Lease. The term this "Lease" or this "Agreement" as used herein shall refer to this Master Lease Agreement together with any and all Equipment Schedules, and the provisions of all such Schedules are, as of their respective dates, incorporated herein by this reference and deemed for all purposes to be set forth at length herein.

2. FINANCE LEASE. IN THE EVENT THAT ARTICLE 2a OF THE UNIFORM COMMERCIAL CODE HAS BEEN ADOPTED IN THE JURISDICTION WHOSE LAWS GOVERN THIS LEASE, AND SUCH
ARTICLE IS DEEMED TO APPLY TO THIS LEASE, THEN THIS LEASE IS INTENDED TO BE A "FINANCE LEASE" WITHIN THE MEANING OF SUCH ARTICLE. IN SUCH EVENT, THIS LEASE SHALL NOT BECOME EFFECTIVE UNLESS AND UNTIL LESSEE SHALL APPROVE LESSOR'S PURCHASE ORDER OR OTHER CONTRACT EVIDENCING LESSOR'S PURCHASE OF THE EQUIPMENT.

    NO WARRANTIES. THE EQUIPMENT LEASED HEREUNDER IS LEASED AS-IS. LESSOR NOT BEING THE MANUFACTURER OR SUPPLIER OF THE EQUIPMENT NOR AN AGENT OF EITHER, MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS OF ANY KIND WHATSOEVER IN REGARD TO THE EQUIPMENT. LESSOR HEREBY DISCLAIMS ANY AND ALL REPRESENTATIONS AND WARRANTIES IN REGARD TO THE EQUIPMENT, INCLUDING, WITHOUT LIMITATION, THOSE OF MERCHANTABILITY OR FITNESS FOR USE OR FITNESS FOR ANY PARTICULAR PURPOSE OR OF QUALITY, DESIGN, CONDITION, CAPACITY, SUITABILITY OR PERFORMANCE. LESSOR FURTHER DISCLAIMS ANY WARRANTY AGAINST INTERFERENCE OR INFRINGEMENT.

    Lessee acknowledges that it has made the selection of each item of Equipment and of the supplier thereof (the "Supplier"). Such selection was based upon Lessee's own judgment, and Lessee expressly disclaims any reliance upon statements made by Lessor. Lessee is aware that Lessor is not in a position to have any special knowledge, or greater knowledge than Lessee, in regard to the design, inspection, selection or operation of the Equipment. Lessee further acknowledges that the Equipment will be shipped directly to Lessee and that Lessor will have no opportunity to inspect, and will not inspect the Equipment, and that Lessor will not assist Lessee in inspecting, maintaining or servicing the Equipment, Lessee acknowledges that Lessor is acquiring the Equipment solely for purposes of this Lease. Lessor agrees to order the Equipment from the Supplier thereof, but shall not be liable for specific performance of this Lease or for damages if for any reason the Supplier delays or fails to fill the order or to properly install the Equipment or if the Equipment is not accepted by Lessee.

    Lessor hereby informs Lessee that Lessee may have rights under Lessor's Purchase Order or other contract evidencing Lessor's purchase of the Equipment. Lessee shall be entitled to whatever rights in regard to the Equipment which Lessor or Lessee may have against any person other than the Lessor, including any rights against the Supplier and/or the manufacturer of the Equipment, to the extent permitted by law. Lessee may contact such Supplier for a description of such rights.

    No agency relationship exists or shall be deemed to exist between Lessor and any manufacturer, the Supplier or Lessee. No salesman, representative or agent of any manufacturer or the Supplier is authorized to waive or alter any term or condition ot this Lease. No representation in regard to the Equipment, this Lease, or any other matter by any manufacturer or the Supplier shall in any way affect Lessee's duty to perform the obligations set forth in this Lease and any Equipment Schedule.

3. TERM AND CONTINUATION; BASIC AND ADDITIONAL RENT; ADVANCE RENT AND SECURITY DEPOSITS; LATE CHARGE. This Lease shall commence on the date hereof and shall continue in effect until the term applicable to each and every item of Equipment in accordance with each applicable Equipment Schedule (each such term being hereinafter called an "Equipment Term") shall have expired in accordance with its terms: provided that this Lease shall not terminate except as expressly provided herein until each and every term, condition and covenant hereof shall have been fully and satisfactorily observed and performed. Each Equipment Term shall commence on the earlier of the date the Equipment specified in the corresponding Equipment Schedule is delivered to and accepted by Lessee, as evidenced by the execution by Lessee of a Delivery and Acceptance Certificate (hereinafier called an "Acceptance Certificate") (the "Equipment Acceptance Date") or on such Rental Commencement Date as may be specified in such Equipment Schedule, and shall continue for the term set forth therein. Lessee shall execute an Acceptance Certificate upon delivery to and acceptance of Equipment by Lessee. If Lessee shaft not accept any item of Equipment. Lessee shall take all steps necessary to preserve any rights of the Lessor or Lessee against the Supplier, including, without limitation, refusal to accept delivery and revocation of acceptance; if Lessee shall not take such steps, Lessee shall be deemed to have accepted such item of Equipment for all purposes of this Lease and Lessee's obligations hereunder shall commence. If a Supplier shall duly tender delivery and any necessary installation of Equipment in any undamaged condition and Lessee shall not accept such delivery and/or installation, Lessor shall be entitled to retain the full amount of any security deposits as liquidated damages for breach of a bargain.

     During the Lease Term, Lessee agrees to pay Lessor, as basic rent, aggregate rentals equal to the sum of all rental payments (including any security deposits) specified in any Equipment Schedule. The first monthly payment of basic rent (other than any security deposits) for any item of Equipment is due on the Equipment Acceptance Date for such Equipment, unless a different Rental Commencement Date is specified in the applicable Equipment Schedule, in which case the first payment of basic rent (other than any security deposits) is due on the Rental Commencement Date specified in such Schedule, and the remaining rents are due on the same day of each consecutive month thereafter. Any security deposits shall be due and payable upon the execution of an Equipment Schedule by Lessee. Lessee shall also pay to Lessor, as additional rent, amounts equal to any fees, taxes, insurance premiums or other expenses or disbursements incurred by Lessor in its sole discretion to protect Lessor's interest in the Equipment or to maintain or restore compliance with the terms of this Lease. All such additional rent shall be due and payable from Lessee on demand.

     All sums due hereunder including without limitation late charges and any interest assessed shall be hereinafter referred

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to any obligations of Lessee due at the time each such payment is received by
Lessor.

    Lessee hereby acknowledges that late payment by Lessee to Lessor of Rent will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, substantial processing, accounting and collection costs. Accordingly, if any installment of Rent shall not be received by Lessor or Lessor's Assignees within ten (10) days after such amount is due, Lessee shall pay to Lessor a late charge as specified in each Equipment Schedule. The parties hereby agree that the amount of such late charge represents a reasonable estimate of the cost that Lessor would incur in processing each delinquent payment by Lessee and that such fate charge shall be paid to Lessor as liquidated damages for each delinquent payment. The parties further agree that the payment of late charges and the payment of interest provided herein are distinct and separate from one another in that the payment of interest is to compensate Lessor for the use of Lessor's money by Lessee while the payment of a late charge is to compensate Lessor for the additional administrative expense incurred by Lessor in handling and processing delinquent payments. Acceptance of any late charge or interest shall not constitute a waiver of default with respect to the overdue amount, or prevent Lessor from exercising any other available rights and remedies.

    All payments provided for in this Lease shall be payable at Lessor's place of business or at such other place as Lessor shall direct.

    No payment by Lessee or receipt by Lessor of a lesser amount than the Rent herein stipulated shall be deemed to be other than on account of such Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Lessor may accept such check or payment without prejudice to Lessor's right to recover the balance of such Rent or pursue any other remedy provided by this Lease.

4. NET LEASE; NONCANCELLABLE LEASE; ABSOLUTE OBLIGATION. Lessee agrees and acknowledges that this Lease is a fully net lease, and that the full amount of all payments made by Lessee hereunder shall be net to Lessor without subtraction or abatement for any reason whatsoever. Notwithstanding any provision of this Lease or of any other instrument or agreement, or any presumption of any present or future law to the contrary, except as expressly provided herein, this Lease shall not terminate or lapse, and Lessee's obligations under this Lease shall be noncancellable, absolute and unconditional and shall not be affected or abated for any purpose, or as a result or in virtue of any cause or circumstances of any character whatsoever, including, without limitation: (i) any delay whether indefinite, material or otherwise in shipment or delivery; (ii) any claim, counterclaim, demand, recoupment, defense, setoff or indebtedness of any kind or nature that Lessee may have or assert against Lessor or any affiliate against any supplier or manufacturer of the Equipment, or any part thereof or therefor, or against any other person; (iii) any unavailability of Equipment for any reason, or any lack, invalidity or defect in the title, design, condition, operation or fitness for use of the Equipment; (iv) any act of God, fire, flood, war, government regulation, direction or request, accident or labor dispute; (v) any loss, destruction or interruption in the right or ability to use the Equipment; (vi) any inadequacy or failure of consideration; (vii) any insecurity in regard to the Lessor's performance hereunder (whether based upon reasonable grounds or otherwise); (viii) any failure of inability to the Lessor or any other person to perform any permitted or required action under this Lease;
(ease) any bankruptcy, insolvency, reorganization, liquidation or similar proceeding by or against Lessor or any other person; (x) the falsehood, misleading character or breach of any representation or warranty; (xi) the failure of Lessor to perform any covenant or agreement contained herein, or any other act or omission of Lessor under this Lease or any other agreement at any time existing between Lessor and any other person and the Lessee; or (xii) the lack or right, power or authority of Lessor to enter into this Lease.

    Lessee hereby waives, to the extent permitted by law, all right to terminate, cancel, revoke or quit this Lease, except in accordance with the express terms of this Lease. If for any reason this Lease shall be invalid, unenforceable or void (including, without limitation, if this Lease or any Equipment Schedule shall be invalid, void or unenforceable in whole or part as a result of impossibility or impracticality of performance or frustration of the purpose of this Lease) or if this Lease shall be terminated in whole or in part by operation of law or otherwise (except as expressly provided in this Lease). Lessee nonetheless agrees to pay to Lessor an amount equal to each rental payment at the time such payment would have become due and payable (including, without limitation, upon the exercise of any of Lessor's remedies under Section 15 of this Lease) in accordance with the terms of this Lease had this Lease not been frustrated, invalidated or terminated in whole or in part.

5. OWNERSHIP; QUIET ENJOYMENT; IDENTIFICATION; NO LESSEE ASSIGNMENT. Lessee transfers to Lessor all right, title and interest, including any and all ownership interest, which Lessee may have in or to the Equipment. Lessee represents and warrants that it has the legal right to make such transfer and that such transfer does not constitute a transfer of all or substantially all of the assets of Lessee, and that such transfer does not constitute all or a portion of a "bulk transfer" under the Uniform Commercial Code. It is agreed between the parties hereto that Lessor shall be the owner of, and hold title to, the Equipment for all purposes throughout each Equipment Term. Any provision hereof to the contrary notwithstanding, or right, title or interest in or to the Equipment shall pass to Lessee other than, conditioned upon Lessee's compliance with and fulfillment of the terms and condition of this lease, the right to maintain possession and quiet enjoyment of, and use the Equipment as the Lessee thereof the Lease Term. Lessor may require markings to be affixed to the Equipment indicating Lessor's interest. LESSEE AGREES NOT TO SELL, MORTGAGE, HYPOTHECATE, GRANT A SECURITY INTEREST IN, ASSIGN, SUBLET OR OTHERWISE ENCUMBER OR SUFFER ALIEN UPON OR AGAINST ANY INTEREST IN THIS LEASE OR THE EQUIPMENT OR TO ALTER OR REMOVE THE EQUIPMENT FROM ITS LOCATION OF INSTALLATION AS SET FORTH IN THE APPLICABLE EQUIPMENT SCHEDULE. ANY ATTEMPT TO SO SELL, MORTGAGE, HYPOTHECATE, GRANT A SECURITY INTEREST IN, ASSIGN, SUBLET OR OTHERWISE ENCUMBER OR SUFFER A LIEN UPON OR AGAINST ANY INTEREST IN THIS LEASE OR THE EQUIPMENT SHALL BE NULL, VOID AND WITHOUT FORCE OR EFFECT. LESSEE SHALL KEEP THE EQUIPMENT FREE AND CLEAR OF ALL CLAIMS, LIENS AND ENCUMBRANCES WHATSOEVER.

6. LAWS AND REGULATIONS; TAXES. Lessee agrees to comply with all laws, regulations and orders relating or pertaining to the Equipment or to this lease and to notify Lessor of, and to pay to or on behalf of Lessor as and when due, all license and registration fees and all taxes, assessments, levies, imposts, duties, and charges of any kind or nature whatsoever, together with any and all penalties, additions to tax, fines or interest thereon (collectively, "taxes, fees or other charges") imposed upon Lessor or Lessee by any Federal, state or local government or taxing authority upon or with respect to the Equipment or upon the purchase, ownership, delivery, financing, leasing, possession, use, operation, return or other disposition thereof. There shall be excluded from the preceding sentence any taxes, fees or other charges based on, or measured by the net income of Lessor ("Lessor income taxes"). Lessee hereby agrees to indemnify and hold Lessor harmless from and to defend Lessor against any and all liens, liabilities, losses, damages (including indirect, special, consequential, extraordinary or punitive damages), penalties, claims, injuries, investigations, proceedings, arbitrations, actions, suits, costs, expenses and disbursements (including reasonable attorney's fees and costs of investigation) arising out of or pertaining to any taxes, fees or other charges other than Lessor income taxes. Lessee further agrees that, with respect to any payment or indemnity by Lessee hereunder, such payment or indemnity shall include any amount necessary to indemnify and hold Lessor harmless on an after-tax from and against all taxes required to be paid with respect to such payment or indemnity under the laws of any Federal, state or local government or taxing authority.

     Lessee shall not be responsible under this paragraph for any tax upon the Equipment with respect to any period following the actual return of the Equipment at the end of each Equipment term.

7.  CONSTRUCTION; TRUE LEASE; SECURITY INTEREST.   It is hereby stipulated (i)
that this Agreement shall be construed to be a "true" lease and not a "lease intended as security" within the meaning of subsection (37) of Section 1-201 of the Uniform Commercial Code as in effect in the jurisdiction whose laws govern this Agreement (the "UCC") and, therefore, (ii) that this Agreement is not subject to Article 9 of such UCC. Such stipulations shall, in accordance with subsection (2)(b) of Section 1-102 of the UCC, be enforced as the intention and agreement of the parties and shall further, in accordance with subsections (3) and (4) of Section 1-102 of the UCC, be so enforced notwithstanding any contrary provision or presumption of the UCC or of any other

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jurisdiction shall notwithstanding the foregoing, determine that this Agreement is a "lease intended as security" within the meaning of subsection 1-20(37) of the UCC or shall otherwise determine that the Lessee has any right, title or interest in the Equipment other or greater than Lessee's interest in the Equipment as the Lessee thereof pursuant to the express provisions of this Agreement, then Lessee hereby grants to Lessor as of the date of this Agreement security interest in all Lessee's right, title and interest in and to the Equipment as security for all of Lessee's obligations to Lessor of every kind and nature, whether direct or indirect, absolute or contingent, matured or unmatured, and whether now in existence or arising hereafter (including, without limitation, Lessee's obligations of payment and performance arising pursuant to this Agreement). Any such security interest shall be conclusively presumed and deemed to have "attached" as of the date of this Agreement and to have been "perfected" under Article 9 of the UCC by any filing(s) placing notice of this Agreement on the public record.

8. INDEMNIFICATION. Lessee hereby agrees to indemnify and hold Lessor, its agents, officers, employees, successors and assigns harmless from and against any and all liens, liabilities, losses, damages (including, without limitation, indirect, special, consequential, extraordinary or punitive damages), penalties, claims, injuries, investigations, proceedings, arbitrations, actions and suits, costs, expenses and disbursements (including, without limitation, attomey's fees and costs of investigation) of whatever kind and nature (including, without limitation, costs and expenses incurred by Lessor in defending claims, investigations, proceedings, arbitrations, actions and suits brought against Lessor by Lessee arising out of or in connection with this Lease) in contract, tort or otherwise, including, without limitation, actions based upon negligence and/or "products liability" and/or breach of warranty and/or strict or absolute liability of or by any person, including, without limitation, Lessor (and Lessee shall give notice to Lessor of and, at its sole expense, defend any and all such claims, investigations, proceedings, arbitrations, actions or suits), in any way emanating from, arising out of, resulting from or otherwise connected with the selection, modification, purchase, inspection. acceptance or rejection of the Equipment, the ownership of the Equipment, or the transportation, delivery, lease, financing, possession, maintenance, use condition (including, without limitation, latent, or other defect, in design or otherwise, whether or not discoverable by Lessor or Lessee, and any claim for patent trademark or copyright infringement) return or operation of the equipment by whomever used or operated, or in any way emanating from, arising out of, resulting from or otherwise connected with the condition of the Equipment when sold, leased or otherwise disposed of by, or after use by, Lessee or any sublessee. This indemnity and the indemnities provided in Section 6 hereof shall continue in full force and effect notwithstanding any termination of this Lease.

9. USE; PERSONAL PROPERTY; INSPECTION. Lessee, at its own cost and expense, will cause the Equipment to be operated in accordance with applicable manufacturer's manuals or instructions by competent and duly qualified personnel only, in accordance with applicable governmental regulations, if any, and for business purposes only. Lessee shall at all times keep the Equipment free and clear of any lien, levy, attachment, encumbrance or charge of any kind whatsoever (including, without limitation, those referred to in Section 6 hereof), and shall immediately give Lessor written notice of any of the foregoing.

    The Equipment is and shall always remain personal property irrespective of any use, manner of attachment to realty or classification for taxation or regulatory purposes. Lessee shall not cause or permit the Equipment to be used or located in such a manner that it might be deemed affixed to realty under applicable law without obtaining the prior written consent of Lessor. Upon any request for such consent, or at any other time, Lessor may demand, and Lessee shall thereupon obtain, the written agreement of the owner and the mortgagee, if any, of such realty as to the right, title and interest of Lessor in the Equipment and waiver or, as Lessor may agree, subordination of the rights of such owner and mortgagee.

    Lessor shall have the right from time to time during normal business hours to enter upon Lessee's premises or elsewhere for the purpose of confirming the existence, condition, and proper maintenance of the Equipment.

10. RISK OF LOSS. Lessee assumes and shall be solely responsible for the entire risk of use and operation of the Equipment, and for each and every cause or hazard, and any and all loss and damage to any or all of the Equipment, whether arising through operation or otherwise. Such responsibility shall commence upon delivery of the Equipment to Lessee. Lessee further agrees to give Lessor prompt notice of any damage to, or loss or destruction of, the Equipment, or any part thereof. In the event of any damage to, or partial destruction of the Equipment, Lessee, at its sole cost and expense, shall promptly repair the Equipment, restoring it to at least its condition prior to such damage or partial destruction and at least the condition in which it was required to be assuming Lessee had met all its obligations in regard to maintenance of the Equipment. In the event of the total loss, or theft or, as determined in the sole judgment of Lessor, complete destruction or damage beyond repair to the Equipment, or if obsolescence shall, as determined in the sole judgment of Lessor, render the repair of the Equipment not economically justifiable. Lessee shall pay to Lessor with respect thereto the sum of (a) all amounts then due and payable hereunder, including, without limitation, all rent theretofore accrued and unpaid hereunder, plus (b) the then net present value (discounted at eight percent (8%) per annum of (i) the aggregate amount of rent and other amounts payable hereunder for and with respect to the unexpired portion of the Lease Term, and
(ii) the anticipated residual value of the Equipment at the end of the Lease Term If there shall be appended hereto a Schedule of Stipulated Values, then Lessee shall, instead of the amount required by clause (b) of this paragraph, pay to Lessor the Stipulated Value of the Equipment as provided in such Schedule as of the date of such loss, theft, destruction or damage.

    For purposes of this Section 10 and Section 15 of this Lease, except as set forth in the applicable Equipment Schedule, the anticipated residual value of the Equipment upon expiration of the Lease Term shall be determined as follows:
The anticipated life of the Equipment shall be deemed to be equal to the class life of equipment of the classification into which the Equipment falls in accordance with the class life system utilized to determine depreciation allowances pursuant to Section 168 of the Internal Revenue Code. The anticipated residual value of the Equipment shall be computed by assuming that the Equipment depreciates from the date that it was new on a straight-line basis to a zero salvage value over the period of such anticipated life and employing a half year convention.

    Provided no event of default has occurred under this lease, any proceeds of insurance received by Lessor with respect to any loss, damage or destruction from policies of insurance maintained by Lessee shall be applied to reimburse Lessee for costs incurred and paid by Lessee in repairing damaged Equipment or credited against the total amount payable to Lessor with regard to the Equipment, as the case may be, as provided in this Section 10.

11. INSURANCE. Lessee shall obtain, and maintain for the entire term of this Lease until the actual return of each item of Equipment by Lessee pursuant to
Section 17 hereof, from financially second insurance carriers, property damage and liability insurance and insurance against loss or damage to the Equipment, including, without limitation, loss by fire (including so-called extended coverage), theft, "mysterious disappearance," collision, earthquake, flood and such other risks of loss as are customarily insured against on the type of Equipment leased hereunder by businesses of the type in which Lessee is engaged, in such amount, in such form and with such insurance carriers as shall be satisfactory to Lessor; provided, however, that (i) the amount of insurance (without deductible or co-insurance) against loss or damage to the Equipment shall not be less than the greater of the fair market value or the amount payable in the event of a total loss pursuant to Section 10 hereof; (ii) the amount of Lessee's liability insurance shall under no circumstances be less than $500,000.00; (iii) if any insurance requirements shall be separately scheduled, the amounts of property damage and/or liability insurance shall not be less than the amounts slated in the insurance Schedule attached to this Lease; and (iv) all insurance carrier(s) shall have a Best rating of or exceeding A. Each insurance policy shall name Lessor or Lessor's designee as an additional insured and loss payee, and shall contain a clause requiring the insurance carrier to give Lessor at least ten (10) days' written notice of any alteration in the terms of such policy or of the cancellation thereof. Lessee shall from time to time furnish to Lessor such evidence of insurance as Lessor shall require, including, without limitation, a copy of Lessee's insurance policy(s) with appropriate endorsement(s), an insurance "binder" and a certificate of insurance coverage as in effect; provided, however, that Lessor shall be under no duty either to ascertain the existence of or to examine such evidence of insurance or to advise Lessee in the event of such insurance coverage shall not comply with the requirements hereof; no failure to so advise Lessee shall constitute a waiver of the requirements of this Section 11. Lessor may, but shall have no obligation to purchase insurance as required by this Section (or to take any other ---copy to come----- copy to come----- copy to come-----

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interest in the Equipment) with the entire cost thereof (including, without limitation, any charges assessed by Lessor for such service) borne by Lessee, whenever Lessor shall not be reasonably satisfied as to the amount (including deductible and insurance amount) or type of coverage maintained, the terms or conditions of such coverage or the carrier(s) by whom such coverage is underwritten.

12. MAINTENANCE; REPAIRS. Lessee, at its own cost, and expense, shall keep the equipment in good repair, condition and working order, shall keep the Equipment appropriately protected from the elements, and shall furnish all required parts and servicing (including any contract service necessary) to maintain the benefit of any warranty of the manufacturer). All such parts shall immediately become the property of Lessor and part of the Equipment for all purposes hereof.

13. FINANCIAL STATEMENTS. So long as this Lease is in effect, Lessee shall furnish current financial statement satisfactory to Lessor as to form, preparation and content, but which shall include at least an annual statement prepared by Lessee's independent public accountants (which annual statement shall be prepared at least as a review by such accountants, and shall be certified by such accountants if it constitutes an audit) delivered to Lessor not later than 120 days after the end of Lessees fiscal year; which financial statements shall be in comparative form for such fiscal year and prior fiscal year(s), provided, however, that if Lessee is registered pursuant to Section 12 of the Securities Exchange Act of 1034, as amended, and if Lessee shall furnish to Lessor within thirty (30) days of their filing, all quarterly and annual reports filed by Lessee with the Securities and Exchange Commission pursuant to the requirements of said Act, Lessee shall not be required to delivery any other financial statements under this Section 13. Each financial statement (or report) submitted by Lessee to Lessor pursuant to the provisions of this Section 13 shall be accompanied by a certificate signed by the chief executive officer, the chief financial officer of Lessee, certifying (i) that such financial statement (or the financial statement which was included in such report) was prepared in accordance with generally accepted accounting principles consistently applied and fairly and accurately presents the Lessee's financial condition and results of operations for the period to which it pertains, and (ii) that no event of default has occurred under this Lease during the period to which such financial statement pertains. Should an event of default occur hereunder, Lessor shall also have the right (i) to demand, and Lessee agrees to provide, quarterly statements in comparative form for the reporting quarter for the portion of the year then ended and for the comparable period(s) of the prior fiscal year(s). and (ii) upon reasonable prior notice, to inspect the books and records of Lessee, wherever maintained, which right to inspect shall include the right to copy and abstract from said books and records and to make photocopies of said books and records and to converse with Lessee's officers, employees and agents and its independent public accountants.

14. EVENTS OF DEFAULT. An event of default shall occur hereunder if (i) Lessee fails to pay, as and when due, any installment of Rent or any other payment required hereunder; or (ii) Lessee fails to maintain insurance, or, as and when requested by Lessor, to supply (or cause the carrier(s) to supply) evidence of insurance, in each case as required by Section 11 hereof, or fairs to deliver or cause to be delivered unqualified financial statements complying in form and substance with Section 13 hereof, or (iii) Lessee fails to perform or observe any other covenant or agreement to be performed or observed by it hereunder orbreaches any warranty contained herein or made in connection herewith, and such failure or breach continues unremedied for five (5) days after written notice thereof to Lessee; or (iv) Lessee or any guarantor of this Lease makes any representation or warranty herein or in connection herewith which proves, in the sole judgment of Lessor, to be incorrect or materially misleading; or (v) entry of any judgment, issuance of any garnishment or attachment against any property of Lessee; or (vi) Lessee fails to pay as and when due any indebtedness of Lessee, whether or not to Lessor (unless in the case of indebtedness to a person other than Lessor, Lessee actively contests the same in good faith, having posted, in the sole judgment of Lessor, adequate security for the payment thereof) arising independently of this Lease; or (vii) Lessee defaults under any material agreement to which it is party; or (viii) Lessee removes or attempts to remove from its location of installation as provided in the applicable Equipment Schedule, or sells or attempts to sell, or mortgages, hypothecates, grants and security interest in, assigns, sublets, encumbers, or suffers a lien upon or against any prior written consent of Lessor or fails to keep any Equipment in Lessee or any guarantor of this Lease becomes insolvent or bankrupt or makes an assignment of the benefit of creditors or files a voluntary petition in bankruptcy or an involuntary petition in bankruptcy is filed against it, which petition is not dismissed within thirty (30) days, or consents to the appointment of a Trustee or Receiver or Liquidator or any thereof shall be appointed for Lessee or for a substantial part of its property with or without its consent; or (x) Lessee or any guarantor of this Lease suffers, in the judgment of Lessor, a material adverse change in its financial condition, business or operations from the date hereof; or (xi) at any time Lessor believes in good faith that the prospect of Lessee's payment or performance in accordance with the provisions of this Lease is impaired, or that any of the Equipment is at risk.

    Any amount due from Lessee to Lessor hereunder which is not paid within ten
(10) days after such amount is due shall bear interest at the lesser of (i) fifteen (15%) percent per annum or (ii) the maximum rate per annum which Lessor is permitted by law to charge (the "Default Interest Rate") from the date such payment is due until paid.

15. REMEDIES. Lessee acknowledges that Lessor is fully entitled to the benefit of its bargain. Such benefit to Lessor under the Lease includes, without limitation, the value of rental payments for the full term of the Lease as and when due and Lessor's residual interest in the Equipment upon expiration of each Equipment Term. Should an event of default occur under this Lease, some or all of Lessor's benefit may be lost or impaired. As a result, Lessee agrees and acknowledges upon the occurrence of an event of default to pay to Lessor the benefit of its bargain including the present value Lessor's profit and any and all amount necessary to fully compensate Lessor for any loss or damage to Lessor's residual interest in the Equipment and that the liquidated damage provisions set forth in this Section 15 are reasonable in light of the anticipated harm to be caused to Lessor by such an event of default.

    In particular, and not in limitation of the foregoing, upon the occurrence of any event of default, or at any time thereafter, Lessor may, in its sole discretion, do any one or more of the following: (i) terminate this Lease; (ii) declare all sums due and to be become due hereunder for the full term of the Lease immediately due and payable; (iii) demand that Lessee (and Lessee agrees that it will) return any or all Equipment to Lessor in the condition required by
Section 17 hereof: (iv) without demand or legal process, enter the premises where any Equipment is located and take immediate possession of and remove the same, or render the same unusable, without liability of Lessor or its agents for any damages whatsoever resulting from any such action; (v) use Lessee's place of business for the purpose of displaying and/or disposing of the Equipment (all at no expense to Lessor); (vi) by written notice to Lessee, demand that Lessee (and Lessee agrees that it will) assemble the Equipment and make it available to Lessor at a place designated by Lessor which is reasonably convenient to Lessor and Lessee; (vii) retain all prior payments; (viii) sell, lease or otherwise dispose of any or all of the Equipment at public or private sale or in any other commercially reasonable anner in bulk or in parcels and with or without having the Equipment (and to the extent permitted by applicable law. Lessee waivers any right to any proceeds with respect thereto); (ease) immediately and without notice or other action set off against any of Lessee's liabilities to Lessor any money owed by Lessor or any affiliate of Lessor in any capacity to Lessee, whether or not due, and such right of set-off shall be deemed to have been exercised and a charge against any such money shall be deemed to have been made immediately upon the occurrence of an event of default through actual book entries may be made at some time subsequent thereto (for purposes of this Section 15, the term "affiliate" refers to any corporation under common ownership with Lessor); (x) recover from Lessee, and Lessee agrees that it will pay (as liquidated damages for loss of a bargain and not as a penalty), the sum of the contractual value at the time of payment to Lessor of:
     (A)  any and all amounts then due and payable under the Lease; plus

     (B) all amounts not then due and payable which are to become due and payable under the Lease for the remainder of the Lease Term plus

     (C) the anticipated residual value of the Equipment upon expiration of the Lease Term:

or (xi) exercise any right or remedy which may be available to it under any applicable law or proceed by court action to enforce the terms hereof or to recover damage for the breach hereof.

    For purposes of subclause A of clause (x), contractual value shall be computed at the Default interest Rate (as denied in Section 14 hereof) on all sums from the date due under this Lease until paid. For purposes of subclauses
(B) and (C) of clause (x), contractual value shall be computed as the net present value at the time of payment to Lessor (discounted at the rate of eight percent (8%) per annum). For purposes of subclause (C) of clause (x), except as set forth in the applicable Equipment Schedule, the anticipated residual value of the Equipment upon expiration of each Equipment Term shall be determined in accordance with the procedure set forth in Section 10 of this Lease.

    Lessee shall be liable for any and all costs and expenses incurred by Lessor in connection with any event of default hereunder or the exercise of any of Lessor's rights or remedies, including (without limitation) any and all legal fees and expenses, transportation and other repossession expenses, storage expenses and expenses incurred in connection with restoring the Equipment to the condition required pursuant to Section 17 hereof or necessary to render the Equipment marketable. Lessee shall also be responsible for any and all incidental and/or consequential damages suffered by Lessor as a result of an event of default hereunder.

    In the event Lessor shall dispose of the Equipment after default and repossession by sale, release or otherwise, Lessee shall receive a credit for the proceeds of such disposition, net of any sales commissions and other costs and expenses incurred by Lessor in connection with such disposition. In the event such disposition is by re-lease, the proceeds of such disposition shall be deemed to be equal to the net present value at the time of re-lease (discounted at the rate per annum of three percent (3%) in excess of the rate which United States National Bank of Oregon from time to time identifies as its prime rate as in effect on the date of such re-lease), including the anticipated fair market value of the Equipment upon the expiration of the term of such release computed in accordance with the procedure set forth in Section 10 of this Lease.

    No remedy referred to in this Section 15 is intended to be exclusive but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor under applicable law or in equity. To the extent permitted by applicable law, Lessee hereby waives any rights now or hereafter conferred by statute or otherwise which may require Lessor to sell, lease or otherwise use any Equipment in mitigation of Lessor's damages (as set forth in this Section 15 or otherwise), or which may give the Lessee the right to treat this Lease as terminated or which may otherwise limit or modify any of Lessors rights or remedies hereunder.

16. NOTICES. Any notices or demands required to be given herein shall be given to the parties in writing by United States first class mail (express, certified or otherwise) at the parties respective principal places of business as set forth in the applicable Equipment Schedule or to such other addresses as the parties may hereafter substitute by written notice given in the manner prescribed in this paragraph.

17. RETURN OF EQUIPMENT. Upon the expiration of each Equipment Term in accordance with the corresponding Equipment Schedule, or upon the demand of Lessor as set forth in Section 15 hereof, Lessee, at its own risk and expense, will immediately pack and/or crate the Equipment specified in such Schedule for shipment by a common carrier or such other transportation as Lessor may require, to such location as Lessor shall designate, and return such Equipment to Lessor in the same condition as when delivered to Lessee at the commencement of this Lease, ordinary wear and tear excepted. Upon the termination of this Lease at the end of such Equipment Term and receipt of such Equipment, Lessor shall return Lessee's security deposit as set forth in such Equipment Schedule, net of any amounts necessary to restore such Equipment to the condition required hereunder.

18. FILINGS; FURTHER ASSURANCES. Lessee will execute, acknowledge and deliver in recordable or fileable form any document or instrument, including, without limitation, any financing statement, fixture filing, continuation statement or mortgage, or any amendment to any of the foregoing, as required by Lessor to carry out the intent and purposes of this Lease, including, without limitation, to place notice of this Lease on the public record or to perfect or maintain any security interest created pursuant to Section 7 hereof in full force and effect. Lessee hereby grants Lessor a power of attorney, and appoints Lessor, Lessee's attorney-in-fact, to sign Leasee's name on, and to execute on Leasee's behalf any such document or instrument. Lessee will also promptly execute and deliver to Lessor such further documents and take such further actions as Lessor may request in order to more effectively carry out such intent and purposes. Any filing made under the Uniform Commercial Code or similar law in any jurisdiction shall provide notice on the public record of this Lease and all of Lessor's right, title and interest in and to the Equipment. No such filing shall be a factor in any determination as to whether this Agreement is a "lease intended as security" within the meaning of subsection (37) of Section 1-201 of the UCC or shall suggest, admit or constitute evidence that Lessee has any right, title or interest in or to the Equipment other than as the lessee thereof pursuant to the express provisions of this Agreement.

19. LESSOR NOT LIABLE FOR CONSEQUENTIAL DAMAGES. Lessor shall not be liable for any incidental or consequential damages under any circumstances whatsoever, including, without limitation, any failure of Lessor to comply with the provisions of this Lease.

20. MISCELLANEOUS. THIS LEASE, ANY AMENDMENT HERETO OR MODIFICATION HEREOF AND ANY WAIVER OF ANY CONDITION OR PROVISION CONTAINED HEREIN SHALL NOT BE VALID UNLESS IN WRITING AND SIGNED BY THE PARTY TO BE CHARGED THEREBY. NO FAILURE ON THE PART OF LESSOR TO EXERCISE, OR DELAY IN EXERCISING, ANY RIGHT, POWER, PRIVILEGE OR REMEDY HEREUNDER SHALL OPERATE AS A WAIVER THEREOF, NOR SHALL ANY SINGLE OR PARTIAL EXERCISE OF ANY RIGHT, POWER, PRIVILEGE OR REMEDY HEREUNDER PRECLUDE ANY OTHER OR FURTHER EXERCISE THEREOF FOR THE EXERCISE OF ANY OTHER RIGHT, POWER, PRIVILEGE OR REMEDY. NO WAIVER OF ANY EVENT OF DEFAULT HEREUNDER SHALL CONSTITUTE A WAIVER OF ANY OTHER EVENT OF DEFAULT HEREUNDER, OR A WAIVER OF ANY RIGHT, POWER, PRIVILEGE OR REMEDY OF LESSOR HEREUNDER.

    This Lease is intended to take effect as a sealed instrument and shall be binding upon and inure to the benefit of the parties hereto and their permitted successors and assigns. Any term, clause or provision of this Lease which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining terms or clauses of such provision or the remaining provisions hereof; and any prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such term, clause or provision in any other jurisdiction. Lessee agrees and acknowledges that time is of the essence with respect to the performance of its obligations under this Lease, including, without limitation, its obligations to promptly make all payments required hereunder. All amounts due Lessor hereunder, including, without limitation, amounts due to reimburse Lessor for payments made by Lessor in accordance with the provisions hereof, shall bear interest at the Default Interest Rate from the date due until paid. The Lessee further agrees and acknowledges that the Lessee has no right to prepay or renew this Lease. The captions in this Lease are for convenience only and shall not define or limit any of the terms hereof. Unless otherwise provided in the applicable Equipment schedule, this Lease shall in all respects be governed by, and construed in accordance with, the laws of the state or commonwealth in which the Equipment is located as specified in Recital (f) of each Equipment Schedule. Lessee agrees that any action arising out of this Lease may be litigated under the laws of such state or commonwealth, and submitted to the jurisdiction of such state or commonwealth, and submitted to the jurisdiction or such state or commonwealth, and that service of process by certified mail, return receipt requested, will be sufficient to confer personal jurisdiction over the Lessee in such state or commonwealth.

     Lessee acknowledges that it has received a copy of this Lease. should Lessee so request, Lessee shall be entitled to receive an additional copy hereof.

     By Lessee's execution of this Lease Lessee assigns to Lessor any and all rights Lessee may have under any purchase order(s) issued by Lessee insured to the Equipment. This Lease copy to come-- copy to come--- copy to come--- copy to come-until it shall have been approved by Lessor and executed at one of Lessor's headquarters offices by an authorized officer of Lessor.

21. REPRESENTATIONS AND WARRANTIES BY LESSEE. If Lessee is a corporation, Lessee represents and warrants that (i) it is duly-organized, validly-existing and in good standing in the state of its incorporation and is qualified to do business wherever such qualification is required; (ii) it has the lawful corporate power and authority to conduct its business, own its assets and to execute, deliver and comply with the provisions of this Lease, any Equipment Schedule and any related documentation: and (iii) the execution and delivery of this Lease and compliance by Lessee with the provisions hereof have been duly authorized by all necessary corporate action. If Lessee is an individual or a partnership, Lessee represents and warrants that Lessee has the legal capacity to enter into this Lease. Lessee represents and warrants that the execution, delivery and compliance with the provisions of this Lease do not and will not violate the provisions of any applicable law or government regulation.

    Lessee represents and warrants that it is not in default of any evidence of indebtedness, loan agreement, capital lease, security instrument or other material agreement to which Lessee is party, and that the execution and delivery of this Lease any Equipment Schedule and any related documentation does not and will not constitute or result in any such default. Lessee is not a party to any agreement which has or could have a material adverse effect on Lessee's ability to satisfy its obligations under this Lease. Lessee represents and warrants that
(i) it has filed all Federal, State, and local tax returns required under applicable law and paid all taxes, charges and fines and assessments shown on such returns or otherwise imposed upon or assessed against Lessee when due; (ii) there are no judgments outstanding against Lessee or pending actions or proceedings before any court or administrative body which result or could result in a material adverse change in Lessee's business or financial affairs; and
(iii) no consent of shareholders or of any public or governmental authority or agency is necessary in connection with the execution, delivery or compliance with the provisions of this Lease and any related documentation.

22. TRANSFER OF ASSETS; MERGER. Lessee will not transfer or dispose of all of its assets, or any substantial portion thereof, to any person or entity (including, without limitation, to a corporation wholly or partially owned or controlled by Lessee) other than in the ordinary course of its business (and, if Lessee is a corporation, will not merge or consolidate with or into another corporation, liquidate or dissolve), unless (a) Lessor shall have been notified at least thidy (30) days prior to any such event; (b) Lessor shall have consented in writing to such event; and (c) the transferee of such assets or surviving or successor corporation, as the case may be, shall, by the execution of a written instrument, assume all the obligations of Lessee to Lessor.

23. NO REPRESENTATIONS OR AGREEMENTS BY LESSOR AS TO INCOME TAX TREATMENT OR BENEFITS. No representation or warranty is or has been made by Lessor as to the treatment for Federal, state or local income tax purposes of this Lease or the Equipment herewith. Lessor has not agreed to take or refrain from taking any action whatsoever in regard to such treatment.

24. ASSIGNMENT BY LESSOR, LESSEE ACKNOWLEDGES THAT LESSOR MAY SELL OR ASSIGN ITS INTEREST IN THE EQUIPMENT OR THIS LEASE WITHOUT ANY OTHER OR FURTHER CONSENT BY LESSEE. LESSEE AGREES THAT IN THE EVENT OF THE ASSIGNMENT OF THIS LEASE, LESSEE SHALL, UPON THE DIRECTION OF LESSOR, PAY DIRECTLY AND PROMPTLY TO LESSOR'S ASSIGNEE WITHOUT ABATEMENT, DEDUCTION OR SETOFF, ALL AMOUNTS WHICH BECOME DUE HEREUNDER, AND THAT, UPON THE ASSIGNMENT OF THIS LEASE, LESSOR'S ASSIGNEE SHALL HAVE ANY AND ALL RIGHTS, IMMUNITIES AND DISCRETIONS OF LESSOR HEREUNDER, AND SHALL BE ENTITLED TO EXERCISE ANY REMEDIES OF LESSOR HEREUNDER, AND ALL REFERENCES HEREIN TO LESSOR SHALL INCLUDE LESSOR'S ASSIGNEE (EXCEPT THAT, NOTWITHSTANDING ANY PROVISIONS OR PRESUMPTION OF APPLICABLE LAW, SUCH ASSIGNMENT SHALL NOT CONSTITUTE A DELEGATION OF LESSOR'S OBLIGATIONS HEREUNDER, AND LESSOR SHALL CONTINUE TO BE CHARGEABLE WITH SUCH OBLIGATIONS, AND ASSIGNEE SHALL NOT BE CHARGEABLE WITH ANY OBLIGATIONS OR LIABILITIES HEREUNDER OR IN RESPECT HEREOF) AND LESSEE FURTHER (AND NOT IN LIMITATION OF THE FOREGOING) COVENANTS AND AGREES THAT IT WILL NOT ASSERT AGAINST LESSOR'S ASSIGNEES ANY DEFENSE, COUNTERCLAIM OR SETOFF WHICH LESSEE MAY HAVE AGAINST LESSOR.

25. ENTIRE AGREEMENT. This Agreement, any Equipment Schedule, and any related documents and instruments executed in connection herewith on or after the date hereof by authorized officers of Lessee and Lessor, represent the entire agreement of the parties hereto with regard to the subject matter hereof and is intended to be a complete and exclusive statement of such agreement. Any and all prior understandings or agreements with regard to such subject matter are merged heroin and superseded hereby. There are no understandings, agreements, representations or warranties, express or implied, except as expressly provided in this Lease, any Equipment Schedule or in such related documents and instruments.

                 LESSEE'S INITIALS AS TO SECTION 25:____________

    IN WITNESS WHEREOF, the Lessor and the Lessee have each caused this Master Lease Agreement to be duly executed as of the day and year first above written.

                    [SEAL]

ATTEST OR WITNESS:                           TEAR DROP PUTTER CORPORATION
                                             [Lessee]


                                             By:
--------------------------------------          -------------------------------
Name: BRIAN HOCHMAN                          Name: BRIAN HOCHMAN
Title: SECRETARY                             Title: PRESIDENT

--------------------------------------------------------------------------------

                    [SEAL]

Attest:                                      PACKAGING MANAGEMENT
                                             ASSOCIATES, INC.


                                             By:
--------------------------------------          -------------------------------

PACKAGING MANAGEMENT ASSOCIATES, INC.                      GUARANTY [INDIVIDUAL]
                                             MASTER LEASE NO.___________________

In order to induce PACKAGING MANAGEMENT ASSOCIATES, INC. (hereinafter called the ("Lessor") to enter into the Master Lease Agreement dated as of NOVEMBER _______ ____________, 1995 (said Master Lease Agreement, together with any and all schedules and riders thereto, being hereinafter called the "Lease Agreement") with, or otherwise directly or indirectly making equipment available to TEAR DROP PUTTER CORPORATION (hereinafter called the "Lessee"), and/or to induce Lessor to grant to Lessee such renewals, extensions, forbearances, releases of collateral or other relinquishments of rights, whether in connection with the Lease Agreement or otherwise, as Lessor may in its sole discretion deem advisable, and in consideration of any equipment lease agreements or other agreements heretofore or hereafter entered into between Lessor and Lessee (any and all such equipment lease agreements, including the Lease Agreement, entered into between Lessee and Lessor together with any and all schedules and riders thereto and any and all other instruments or agreements including, without limitation, security agreements, pledge agreements and assignments, executed and delivered by Lessee in connection therewith, being hereinafter collectively called the "Guaranteed Agreements"), and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, EACH OF THE UNDERSIGNED (EACH OF WHOM IS HEREINAFTER CALLED A "GUARANTOR"), INTENDING TO BE LEGALLY BOUND, HEREBY JOINTLY AND SEVERALLY GUARANTEES THE FULL, PROMPT, COMPLETE AND FINAL PAYMENT AND PERFORMANCE OF ALL THE LESSEE'S OBLIGATIONS PURSUANT TO THE LEASE AGREEMENT OR ANY OF THE OTHER GUARANTEED AGREEMENTS OR IN ANY WAY ARISING THEREFROM AND ANY AND ALL OTHER OBLIGATIONS AND LIABILITIES OF LESSEE TO LESSOR, WHETHER NOW IN EXISTENCE OR ARISING HEREAFTER, AND WHETHER DIRECT OR INDIRECT, CONTINGENT OR ABSOLUTE, OBLIGATIONS OR UNMATURED, SECURED OR UNSECURED, AND HOWEVER CONTRACTED OR ARISING (ALL SUCH OBLIGATIONS AND LIABILITIES BEING HEREINAFTER CALLED THE "OBLIGATIONS").

Each Guarantor hereby promises to pay Lessor when due, on demand, all indebtedness of any kind or nature emanating from the Lease Agreement, any of the other Guaranteed Agreements or the Obligations (including, without limitation, if an event of default shall occur under the Lease Agreement or any of the other Guaranteed Agreements, payment on demand of all unpaid sums to become due under the defaulted Agreement for the entire term thereof), whether now or hereafter arising and however and whenever evidenced (all such indebtedness being hereinafter called the "Indebtedness"); and each Guarantor agrees to indemnify and hold Lessor harmless from and against any and all losses, liabilities and costs emanating from any failure of Lessee to fully, promptly and completely satisfy the Obligations and pay the indebtedness (such losses, liabilities and costs being referred to hereinafter as the "Indemnities"). For purposes hereof, (i) "losses, liabilities and costs" shall include (without limitation), all losses, liabilities, obligations, claims, demands, judgments, costs and expenses of whatever kind or nature (including, without limitation, attorneys' fees) and (ii) "emanating" from an event or cause shall include (without limitation) in any way directly or indirectly being caused by or in any other way arising out of such event or cause.

Each Guarantor hereby waives any notice of default or nonpayment or of late or inadequate satisfaction in regard to the Obligations and the Indebtedness. In particular (and not in limitation of the foregoing), each Guarantor hereby agrees that in enforcing this Guaranty the Lessor shall not be required (i) to demand payment of the amount due (known as "demand"; (ii) to present for payment any evidence of any of the Indebtedness or the Obligations (known as "presentment" or "presentment for payment"); (iii) to give notice that amounts due have not been paid (known as "notice of dishonor"); or (iv) to obtain an official certification of nonpayment (known as "protest") or to give any Guarantor notice of any such "protest"; and each Guarantor hereby waives demand, presentment, presentment for payment, notice of dishonor, protest and notice of
protest, as aforesaid.    Each Guarantor hereby further waives notice of
acceptance hereof and any and all other notices to which such Guarantor may be entitled. Each Guarantor hereby consents and agrees that without any further notice to, or assent by Guarantor, the liability of Lessee or any guarantor of the Obligations or Indebtedness may from time to time, in whole or in part, be extended, renewed, continued, amended, modified, composed, accelerated, supplemented, compromised, settled or released in Lessor's sole discretion, and that any collateral for any of the Obligations or Indebtedness or for any guaranty thereof (including this Guaranty) may from time to time, in whole or
part, be exchanged, sold or surrendered in Lessor's sole discretion.    Each
Guarantor hereby agrees that no such extension, renewal, continuation, amendment, modification, composition, acceleration, supplement, compromise, settlement, release, exchange, sale or surrender shall in any way impair, affect or release the liability of any Guarantor hereunder or constitute a waiver of any of Lessor's rights hereunder.

This Guaranty is unlimited, absolute, irrevocable and unconditional and shall continue in full force and effect until all the Obligations, Indebtedness and Indemnities shall have been fully, completely and finally satisfied and paid. The obligations of each Guarantor hereunder shall continue and survive the repossession of any equipment or other property leased pursuant to the Lease Agreement Or any of the other Guaranteed Agreements (or any property in which the Lessor has a security interest securing any of the Obligations, Indebtedness or Indemnities) whether or not any such repossession constitutes an "election of remedies" against the Lessee or any other person. Each Guarantor agrees to be obligated hereunder notwithstanding any termination of the Lease Agreement in whole or part by operation of law or any unenforceability or invalidity of the Lease Agreement or any of the other Guaranteed Agreements for any reason whatsoever (including without limitation, invalidity or voidness ab initio and/or partial or complete unenforceability as a result of imposeibility or impracticability of performance or frustration of the purpose of the Lease Agreement or any of the other Guaranteed Agreements). The obligations of the Guarantors hereunder shall not be subject to any abatement, setoff, defense or counterclaim for any cause whatsoever.

Each Guarantcr hereby agrees that its obligations hereunder are direct and primary and that the Lessor may proceed directly and in the first instance against each or any Guarantor or combination of Guarantors and have its remedy hereunder without first being obliged to resort to any other right or remedy or security for any of the Obligations, Indebtedness or Indemnities; and each Guarantor hereby waives any right to require the Lessor to proceed against the Lessee or to proceed against any other Guarantor or to proceed against any other guarantor of the Obligations or Indebtedness, or to proceed against any security held from the Lessee or to pursue any other action in Lessor's power whatsoever.

If there shall be any securities for any of the Obligation or Indebtedness, or for the obligations of any Guarantor hereunder, or for the obligations of any other guarantor of any of the Obligations or Indebtedness, the Lessor may proceed against and/or enforce any or all of such securities in whatever order in may, in its sole discretion, deem appropriate. Any amount(s) received by the Lessor from whatever source and applied by it to any of the Obligations, Indebtedness, or Indemnities shall be applied in such order of applications as Lessor shall from time to time, in its sole discretion, elect.

In the event of any default in regard to any Guarantor's obligations hereunder, or in the event of death, incompetency, termination, dissolution or insolvency of the Lessee, or if a receiver, liquidator or conservator be appointed for any part of the property or assets of the Lessee, or if the Lessee makes an assignment for the benefit of creditors, or if the Lessee shall file a voluntary petition in bankruptcy or any involuntary petition in bankruptcy shall be filed against it (whether or not any such event occurs at a time when any of the Obligations or Indebtedness is otherwise due and payable, and whether or not any such event gives rise to an enforceable legal right on the part of Lessor to demand payment of or collect any sums from Lessee or to accelerate the maturity of any sums to become due and payable thereafter), then, and in any such case, each Guarantor agrees to pay to Lessor, upon demand, the full amount which would be payable hereunder by such Guarantor if all the Obligations and Indebtedness including, but not limited to, any remaining payments owing pursuant to the Lease Agreement or any of the other guaranteed Agreements, were then due and payable.

Notwithstanding any provisions hereof or any provision of any other instrument or agreement, or any presumption of applicable law or principle of legal construction to the contrary: (i) nothing shall discharge or satisfy and Guarantor's obligations hereunder except full, complete and final payment and satisfaction of all the Obligations, Indebtedness and Indemnities; (ii) each Guarantor hereby waives any and all defenses to its obligations hereunder including, without limitation, any defense arising by reason of any cessation of the Lessee's business or any bankruptcy insolvency or business

Guarantor shall have any right of subrogation, and each Guarantor hereby waives any and all rights of subrogation it may have, to enforce any right or remedy which the Lessor has or may hereafter have against the Lessee, and waives the benefits of, and any and all rights to participate in, any security or securities now or hereafter held by Lessor.

Each Guarantor hereby represents and warrants to Lessor that all information concerning such Guarantor, including (without limitation) financial statements and other financial information, furnished to Lessor in connection with the Lease Agreement or any of the other Guaranteed Agreements, was true, complete and accurate as of the date of delivery thereof to Lessor, and that all such information remains true, complete and accurate, and that there have been no material adverse changes in such Guarantor's financial condition as of the date hereof. In the event of any breach of any Guarantor's representations and warranties herein or any material adverse change in the financial condition of any Guarantor, upon the request of Lessor, such Guarantor shall promptly furnish to Lessor such additional security for the performance of such Guarantor's obligations hereunder as Lessor may reasonably request.

No notice of termination of this Guaranty shall be effective unless and until such notice shall be in writing and executed by Guarantor and shall have been received at Lessor's principal corporate headquarters at 53 N.W. 53rd Street, Suite 320, Boca Raton, FL 33487; provided, however, that in the event of such notice, this Guaranty shall continue in full force and effect with regard to all Obligations and Indebtedness created, existing or arising prior to the date of such receipt. No modification hereof or amendment hereto and no waiver of any term or provision hereof shall be valid unless in writing and signed by an authorized officer of Lessor. No delay or failure on the part of Lessor in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Lessor of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. No action of Lessor permitted hereunder shall invalidate or in any way impair this Guaranty. No waiver of any right or remedy hereunder shall constitute a waiver of any other or further right or remedy hereunder.

Each Guarantor hereby consents and agrees that without any further notice to, or assent by Guarantor, this guaranty may be assigned by Lessor and reassigned, in the sole discretion of the Lessor or its assignee. As used herein, the term
"Lessor" includes the Lessor and any successor or assign of the Lessor.    This
Guaranty shall be binding upon each Guarantor, and upon the legal successors,
representatives, and assigns of such Guarantor.    Each and every waiver made
herein by any Guarantor is and shall be deemed to be and construed as an absolute, irrevocable and unconditional waiver of the right waived.

This Guaranty is intended to be legal, valid, binding and enforceable in accordance with its terms. Whenever possible, each term and provision of this Guaranty shall be interpreted so as to be effective and to effectuate its intent under applicable law. If any term or provision of this Guaranty shall be unenforceable, invalid or prohibited in any jurisdiction under applicable law, such term or provision shall be ineffective in such jurisdiction, but only to the extend of such unenforceability, invalidity or prohibition, and the remainder of such term or provision, and the other terms and provisions of the Guaranty, shall not thereby be affected or impaired in such jurisdiction, nor shall any of the terms or provision of the Guaranty be thereby affected or impaired in any way in any other jurisdicticn.

This Guaranty is deemed made and delivered in the State whose laws govern the Lease Agreement. Each Guarantor agrees that this Guaranty shall be governed by the construed in accordance with the laws of such State, and that service of process by certified mail, return receipt requested, will be sufficient to confer personal jurisdiction over such Guarantor for purposes of litigating any actions arising hereunder in the courts of such State.

This Guaranty is in addition to, and not in limitation or derogation of, any and all other guaranties of the Obligations or Indebtedness executed by any Guarantor. In the event of any conflict between the provisions of this Guaranty and those of any such other guaranty, the provisions of this Guaranty shall govern.

Each Guarantor hereby agrees and acknowledges that time is of the essence with regard to the performance of such Guarantor's obligations hereunder. This Guaranty shall take effect as a sealed instrument.

THE LIABILITY OF THE GUARANTORS HEREUNDER IS JOINT AND SEVERAL. THIS GUARANTY IS JOINT AND SEVERAL AND WITH ANY AND ALL OTHER GUARANTEES OF ANY OF THE OBLIGATION OR INDEBTEDNESS. ANY ONE GUARANTOR, OR ANY GROUP OR COMBINATION OF GUARANTORS (IF MORE THAN ONE), MAY BE REQUIRED TO SATISFY ALL THE OBLIGATIONS AND INDEBTEDNESS.

IN WITNESS WHEREOF, each of the undersigned has caused this Guaranty to be duly executed and delivered this 30th day of June, 1996.


*The liability of the guarantor hereunder is limited to $41,520.99.


Witness:                                     RUDY SLUCKER


/s/ R Slucker                                /s/ R Slucker
------------------------------               --------------------------------
Print Name:                                  As an individual


Witness:


------------------------------               --------------------------------
Print Name:                                  As an individual

PACKAGING MANAGEMENT ASSOCIATES, INC.                      GUARANTY [INDIVIDUAL]
                                        Master Lease No. _______________________

In order to induce PACKAGING MANAGEMENT ASSOCIATES, INC. (hereinafter called the ("Leseor") to enter into the Master Lease Agreement dated as of NOVEMBER ______________, 1995 (said Master Lease Agreement, together with any and all schedules and riders thereto, being hereinafter called the Agreement") with, or otherwise directly or indirectly making equipment available to TEAR DROP PUTTER CORPORATION (hereinafter called the "Lessee"), and/or to induce Lessor to grant to Lessee such renewals, extensions, forbearances, releases of collateral or other relinquishments of rights, whether in connection with the Lease Agreement or otherwise, as Lessor may in its sole discretion deem advisable, and in consideration of say equipment lease agreements or other agreements heretofore or hereafter entered into between Lessor and Lessee (any end all such equipment lease agreements, including the Lease Agreement, entered into between Lessee and Lessor together with any and all schedules and riders thereto and any and all other instruments or agreements including, without limitation, security agreements, pledge agreements end assignments, executed end delivered by Lessee in connection therewith, being hereinafter collectively called the "Guaranteed Agreements"), and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, EACH OF THE UNDERSIGNED (EACH OF WHOM IS HEREINAFTER CALLED A "GUARANTOR"), INTENDING TO BE LEGALLY SOUND, HEREBY JOINTLY AND SEVERALLY GUARANTEES THE FULL, PROMPT, COMPLETE AND FINAL PAYMENT AND PERFORMANCE OF ALL THE LESSEE'S OBLIGATIONS PURSUANT TO THE LEASE AGREEMENT OR ANY OF THE OTHER GUARANTEED AGREEMENTS OR IN ANY WAY ARISING THEREFROM AND ANY AND ALL OTHER OBLIGATIONS AND LIABILITIES OF LESSEE TO LESSOR, WHETHER NOW IN EXISTENCE OR ARISING HEREAFTER, AND WHETHER DIRECT OR INDIRECT, CONTINGENT OR ASSOLUTE, MATURED OR UNMATURED, SECURED OR UNSECURED, AND HOWEVER CONTRACTED OR ARISING (ALL SUCH OBLIGATIONS AND LIABILITIES BEING HEREINAFTER CALLED THE "OBLIGATIONS").

Each Guarantor hereby promises to pay Lessor when due, on demand, all indebtedness of any kind or nature emanating from the Lease Agreement, any of the other Guaranteed Agreements or the Obligations (including, without limitation, if an event of default shall occur under the Lease Agreement or any of the other Guaranteed Agreements, payment on demand of all unpaid sums to become due under the defaulted Agreement for the entire term thereof), whether now or hereafter arising and however and whenever evidenced (all such indebtedness being hereinafter called the "Indebtedness"); and each Guarantor agrees to indemnify and hold Lessor harmless from and against any and all losses, liabilities and costs emanating from any failure of Lessee to fully, promptly and completely satisfy the Obligations and pay the indebtedness (such losses, liabilities and costs being referred to hereinafter as the "Indemnities"). For purposes hereof, (i) "losses, liabilities and costs" shall include (without limitation), all losses, liabilities, obligations, claims, demands, Judgments, costs end expenses of whatever kind or nature (including, without limitation, attorneys fees) and "emanating" from an event or cause shall include (without limitation) in any way directly or indirectly being caused by or in ANY other way arising out of such event or cause.

Each Guarantor hereby waives any notice of default or nonpayment or of late or inadequate satisfaction in regard to the Obligations and the Indebtedness. In particular (and not in limitation of the foregoing), each Guarantor hereby agrees that in enforcing this Guaranty the Lessor shall not be required (i) to demand payment of the amount due (known as "demand"; (ii) to present for payment any evidence of any of the Indebtedness or the Obligations (known as "presentment" or "presentment for payment"); (iii) to give notice that amounts due have not been paid (known as "notice of dishonor"); or (iv) to obtain an official certification of nonpayment (known as "protest") or to give any Guarantor Notice of any such "protest"; and each Guarantor hereby waives demand, presentment, presentment for payment, notice of dishonor, protest and notice of
protest, as aforesaid.    Each Guarantor hereby further waives notice of
acceptance hereof and any and all other notices to which such Guarantor may be entitled. Each Guarantor hereby consents and agrees that without any further notice to, or assent by Guarantor, the liability of Lessee or any guarantor of the Obligations or Indebtedness may from time to time, in whole or in part, be extended, renewed, continued, amended, modified, composed, accelerated, supplemented, compromised, settled or released in Lessor's sole discretion, and that any collateral for any of the Obligations or Indebtedness or for any guaranty thereof (including this Guaranty) may from time to time, in whole or part, be exchanged, sold or surrendered in Lessor's sole discretion. Each Guarantor hereby agrees that no such extension, renewal, continuation, amendment, modification, composition, acceleration, supplement, compromise, settlement, release, exchange, sale or surrender shall in any way impair, affect or release the liability of any Guarantor hereunder or constitute a waiver of any of Lessor's rights hereunder.

This Guaranty is unlimited, absolute, irrevocable and unconditional and shall continue in full force and effect until all the Obligations, Indebtedness and Indemnities shall have been fully, completely and finally satisfied and paid. The obligations of each Guarantor hereunder shall continue and survive the repossession of any equipment or other property leased pursuant to the Lease Agreement or any of the other Guaranteed Agreements (or any property in which the Lessor has a security interest securing any of the Obligations, Indebtedness or Indemnities) whether or not any such repossession constitutes an "election of remedies" against the Lessee or any other person. Each Guarantor agrees to be obligated hereunder notwithstanding any termination of the Lease Agreement in whole or part by operation of law or any unenforceabiltty or invalidity of the Lease Agreement or any of the other Guaranteed Agreements for any reason whatsoever (including without limitation, invalidity or voidness ab initio and/or partial or complete unenforceability as a result of impossibility or impracticability of performance or frustration of the purpose of the Lease Agreement or any of the other Guaranteed Agreements). The obligations of the Guarantors hereunder shall not be subject to any abatement, setoff, defense or counterclaim for any cause whatsoever.

Each Guarantor hereby agrees that its obligations hereunder are direct and primary and that the Lessor may proceed directly and in the first instance against each or any Guarantor or combination of Guarantors and have its remedy hereunder without first being obliged to resort to any other right or remedy or security for any of the Obligations, Indebtedness or Indemnitiee; and each Guarantor hereby waives any right to require the Lessor to proceed against the Lessee or to proceed against any other Guarantor or to proceed against any other guarantor of the Obligations or Indebtedness, or to proceed against any security held from the Lessee or to pursue any other action in power whatsoever.

If there shall be any securities for any of the Obligation or Indebtedness, or for the obligations of any Guarantor hereunder, or for the obligations of any other guarantor of any of the Obligations or Indebtedness, the Lessor may proceed against and/or enforce any or all of such securities in whatever order in may, in its sole discretion, deem appropriate. Any amount(s) received by the Lessor from whatever source and applied by it to any of the Obligations, Indebtedness, or Indemnities shall be applied in such order of application as Lessor shall from time to time, in its sole discretion, elect.

In the event of any default in regard to any guarantor's obligations hereunder, or in the event of death, incompetency, termination, dissolution or insolvency of the Lessee, or if a receiver, liquidator or conservator be appointed for any part of the property or assets of the Lessee, or if the Lessee makes an assignment for the benefit of creditors, or if the Lessee shall file a voluntary petition in bankruptcy or any involuntary petition in bankruptcy shall be filed against it (whether or not any such event occurs at a time when any of the Obligations or Indebtedness is otherwise due and payable, and whether or not any such event gives rise to an enforceable legal right on the part of Lessor to demand payment of or collect any sums from Lessee or to accelerate the maturity of any sums to become due and payable thereafter), then, and in any such case, each Guarantor agrees to pay to Lessor, upon demand, the full amount which would be payable hereunder by such Guarantor if all the Obligations and Indebtedness including, but not limited to, any remaining payments owing pursuant to the Lease Agreement or any of the other guaranteed Agreements, were then due and payable.

Notwithstanding any provision hereof or any provision of any other instrument or agreement, or any presumption of applicable law or principle of legal construction to the contrary: (i) nothing shall discharge or satisfy any Guarantor's obligations hereunder except full, complete and final payment and satisfaction of all the Obligations, Indebtedness and Indemnities; (ii) each Guarantor hereby waives any and all defenses to its obligations hereunder including, without limitation, any defense

Guarantor shall have any right of subrogation, and each Guarantor hereby waives any and all rights of subrogation it may have, to enforce any right or remedy which the Lessor has or may hereafter have against the Lessee, and waives the benefits of, and any and all rights to participate in, any security or securities now or hereafter held by Lessor.

Each Guarantor hereby represents and warrants to Lessor that all information concerning such Guarantor, including (without limitation) financial statements and other financial information, furnished to Lessor in connection with the Lease Agreement or any of the other Guaranteed Agreements, was true, complete and accurate as of the date of delivery thereof to Lessor, and that all such information remains true, complete and accurate, and that there have been no material adverse changes in such Guarantor's financial condition as st the date hereof. In the event of any breach of any Guarantor's representations and warranties heroin or any material adverse change in the financial condition of any Guarantor, upon the request of Lessor, such Guarantor shall promptly furnish to Lessor such additional security for the performance of such Guarantor's obligations hereunder ae Lessor may reasonably request,

No notice of termination of this Guaranty shall be effective unless and until such notice shall be in writing and executed by Guarantor and shall have been received at Lessor's principal corporate headquarters at 53 N.W. 53rd Street, Suite 320, Boca Raton, FL 33487; provided, however, that in the event of such notice, this Guaranty shall continue in full force and effect with regard to all Obligations and Indebtedness created, existing or arising prior to the date of such receipt. No modification hereof or amendment hereto and no waiver of any term or provision hereof shall be valid unless in writing and signed by an authorized officer of Lessor. No delay or failure on the part of Lessor in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Lessor of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. No action of Lessor permitted hereunder shall invalidate or in any way impair this Guaranty. No waiver of any right or remedy hereunder shall constitute a waiver of any other or further right or remedy hereunder.

Each Guarantor hereby consents and agrees that without any further notice to, or assent by Guarantor, this guaranty may he assigned by Lessor and reassigned, in the sole discretion of the Lessor or its assignee. As used herein, the term "Lessor" includes the Lessor and any successor or assign of the Lessor. This Guaranty shall be binding upon each Guarantor, and upon the legal successors, representatives, and assigns of such Guarantor. Each and every waiver made heroin by any Guarantor iS and shall be deemed to be and construed as an absolute, irrevocable and unconditional waiver of the right waived.

This Guaranty is intended to be legal, valid, binding and enforceable in accordance with its terms. Whenever possible, each term and provision of this Guaranty shall be interpreted so as to be effective and to effectuate its intent under applicable law. If any term or provision of this Guaranty shall he unenforceable, invalid or prohibited in any Jurisdiction under applicable law, such term or provision shall be ineffective in such Jurisdiction, but only to the extend of such unenforceability, invalidity or prohibition, and the remainder of such term or provision, and the other terms and provisions of the Guaranty, shall not thereby be affected or impaired in such Jurisdiction, nor shall any of the terms or provision of the Guaranty be thereby affected or impaired in any way in any other Jurisdiction.

This Guaranty is deemed made and delivered in the State whose laws govern the Lease Agreement. Each Gearantor agrees that this Guaranty shall be governed by the construed in accordance with the laws of such State, and that service of process by certified mail, return receipt requested, will be sufficiant to confer personal Jurisdiction over such Gearenter for purposes of litigating any actions arising hereunder in the courts of such State.

This Guaranty is in addition to, and not in limitation or derogation of, any and all other guaranties of the Obligations or Indebtedness executed by any Guarantor. In the event of any conflict between the provisions of this Guaranty and those of any such other guaranty, the provisions of this Guaranty shall govern.

Each Guarantor hereby agrees and acknowledges that time is of the essence with regard to the performance of such Guarantor's obligations hereunder. This Guaranty shall take effect as a sealed instrument.

THE LIABILITY OF THE GUARANTORS HEREUNDER IS JOINT AND SEVERAL. THIS GUARANTY IS JOINT AND SEVERAL AND WITH ANY AND ALL OTHER GUARANTEES OE ANY OF THE OBLIGATION OR INDEBTEDNESS. ANY ONE GUARANTOR, OR ANY GROUP OR COMBINATION OF GUARANTORS {IF MORE THAN ONES, MAY BE REQUIRED TO SATISFY ALL THE OBLIGATIONS AND INDEBTEDNESS.

IN WITNESS WHEREOF, each of the undersigned has caused this Guaranty to be duly executed and delivered this ________ DAY OF _____________________, 19____.


*The liability of the guarantor hereunder is limited to $32,570.00.

Witness                                 FRED HOCHMAN


/s/ Kathleen ????                       /s/ Fred Hochman
-----------------------------------     ---------------------------------------
Print Name:                             As an individual


Witness:


-----------------------------------     ---------------------------------------
Print Name:                             As an individual